Semi-Annual Report
                                                   June 30, 1999


                                                    Legg Mason
                                                      Global
                                                    Trust, Inc.


                                            International Equity Trust


                                                 Navigator Shares


                                                       LEGG
                                                      MASON
                                                      FUNDS
                                               [LOGO APPEARS HERE]

                                                HOW TO INVEST(SM)

To Our Shareholders,


   We are pleased to provide you with Legg Mason Global Trust's semi-annual report for the Navigator Class of the International Equity Trust ("Fund") for the six months ended June 30, 1999.

   Beginning on the next page, the portfolio managers responsible for the Fund portfolio discuss results for the first half of 1999 and the investment outlook. The Fund's total returns since inception are shown later in this report. We remind you that, as always, historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   During 1998 and into 1999, focus on the Year 2000 issue increased significantly. As you know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. The Fund's Year 2000 project is well underway, and is designed to ensure that the Year 2000 date change will have no adverse impact on our ability to service our shareholders. The Fund is committed to taking those steps necessary to protect our investors, including efforts to determine that the Year 2000 problem will not affect such vital service functions as shareholder transaction processing and recordkeeping. In addition, we are continuously monitoring the Year 2000 efforts of our vendors, and will perform tests with our critical vendors throughout 1999. Although the Fund is taking steps to ensure that all of its systems will function properly before, during, and after the Year 2000, the Fund could be adversely affected by computer-related problems associated with the Year 2000. Contingency plans are in place to ensure that functions critical to the Fund's operations will continue without interruption. We are on target to complete this important project and look forward to continuing extensive testing (including industry-wide testing) with our industry peers, regulators and vendors throughout 1999.

   For several operational reasons, we have changed the ordinary income dividend and capital gain distribution payment schedules for the fund. Our new schedule is to make capital gain distributions, if any, in June and December. As a result, the Fund paid an ordinary income dividend of $0.14 per share to shareholders of record on June 2, 1999.


                                    Sincerely,


                                    /s/ Edward A. Taber, III
                                    -----------------------------
                                    Edward A. Taber, III
                                    President

August 6, 1999

Portfolio Managers' Comments
International Equity Trust


Performance

   The year-to-date return for the International Equity Trust was +1.8%, compared with +4.0% for the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index.

   EAFE index returns showed a divergence between the Pacific region which rallied, up 21.9% for the year to date, and Europe which declined 2.3% for the period. Most of the Fund's performance shortfall relative to the index was due to the underweighted position in Japan from the beginning of the period. The Japanese market outperformed the index, up 20.8% for the year to date.

   The Fund began the year with a weighting of approximately 8% in Japan compared with 21% for the index because we found that on most measures of value, earnings growth, cash flow and earnings revisions, Japanese stocks were overpriced compared with other international opportunities. During the first quarter, the effect of government stimulation in Japan began hitting the economic numbers, upgrading the economy from very negative to less negative, but boosting investor confidence nevertheless. We bought selectively in Japan as we expected the effect of government stimulation to wear off.

   In the second quarter, a sea change in expectations took place in Japan, as outlined in the Market Overview which follows. We accelerated building up the Fund's holdings based on improving factors in our country model, particularly earnings expectations revisions, which have now turned positive. By the end of the second quarter, the Fund's weight in Japan was 20.2%, compared with 24.1% for the index.

   In contrast, at the beginning of the year we found valuations in continental European countries compelling. Stock selection in a number of markets was positive for the Fund, including Italy, Sweden, Switzerland, Austria and Belgium. While we continued to underweight the U.K., we believe the Fund had positive stock selection in this market for the year to date.

   The Fund's exposure to emerging markets, although minimal, added value--including Turkey, Korea, Israel and Mexico, all of which saw strong returns for the six months. In addition, there was a small positive return for our active hedging program.

Market Overview

   Japan has now seen a convergence of good news. The government released surprisingly positive GDP numbers, the pace of restructuring picked up sharply at the corporate level, the recovery in Asia was confirmed, and China aggressively moved to reflate.

   The first quarter GDP figure was probably slightly inflated for political reasons but the "feel good" factor it created had a substantial impact. Sentiment improved, driven by a consumption pick-up in metropolitan Tokyo, public sector spending filtering down to the support industries, and a better export outlook.

   The restructuring announced by Sony at the end of the first quarter set the pace for corporate Japan to announce plans to reduce the cost base by reducing head counts, disposals, mergers and outsourcing, although it will take time for the positive effects to flow through.

   There is still a caveat on Japan: the market remains expensive and the state of government finances remains fragile. Debt as a percent of nominal GDP exceeds 120% with a substantial portion of the population now moving towards retirement, which will hit on both sides--lower tax income and a heavy strain on the social welfare budget.

   In Europe, EMU was initiated at the beginning of the year with much fanfare and the promise of a "New Era." More recently, inherent contradictions in the EMU arrangement came to light, as it appears France and Italy will not meet fiscal targets for the coming year as specified by the Maastricht criteria. The Euro, which started its life full of promise at 1.17 to the U.S. dollar, appears to be marching inexorably towards par value.

   The U.K.'s entry into the EMU appears to be at least two years away. Conflicting political views in the U.K. and the relative overvaluation of the currency make it unlikely that sterling will enter the EMU early. Although inflation remains the primary focus of rate-setting policy, sterling strength should help depress inflation. Further rate cuts are possible with the continued reduction in inflation. This would benefit the market, which is the only major European market to have an inverted yield curve.

Strategy

   We emphasize stock selection, with a secondary focus on country and regional selection. Our disciplined investment process remains oriented towards long-term measures of value and growth. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. We customize stock selection by market or region, based on which attributes we feel are most predictive of excess return. We maintain a balance among size, sector and country for the Fund within Japan, continental Europe and the U.K. through the combination of sector scoring and portfolio construction rules.

   For Japan, the combination of a further supplementary budget and the recovery in Asia should come together to show positive second half GDP growth, which should lead to earnings expectations being further upgraded. The country rating for Japan remains positive as earnings growth expectations are accelerating.

   Our research indicates that Continental Europe currently represents fair investment value. While the region appears cheap on earnings measures, its attractiveness is offset by the sluggishness of economic growth, as represented by our estimate revision measures. We decreased the Fund's exposure to smaller stocks in favor of the larger "blue chip" names. We currently have a less favorable ranking for the U.K. market, due to a combination of a neutral value, growth and technical ratings.

   Looking ahead, we believe the Fund is well positioned, with better value than the benchmark and better growth potential. The Fund has a forward P/E of 15.9x compared with 22.8x for the index, a 2-year growth rate of 18.9% compared with 16.9%, and a growth-to-P/E ratio of 1.2x compared with 0.7x for the index. We feel that the Fund is well diversified across countries and industries.



                                         Batterymarch Financial Management, Inc.

August 5, 1999

      Performance Information
      Legg Mason Global Trust, Inc.


Total Return for One Year and Life of Class, as of June 30, 1999

         The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

         The International Equity Trust has two classes of shares: Primary Class and Navigator Class. Information about the Primary Class, offered only to retail investors, is contained in a separate report to its shareholders.

         The Fund's total returns as of June 30, 1999, were as follows:

                                                                   International
                                                                      Equity
                                                                     Trust(A)
      --------------------------------------------------------------------------
      Average Annual Total Return
       --Navigator Class:
         One Year                                                     -5.97%
         Life of Class                                                -6.81

      Cumulative Total Return
       --Navigator Class:
         One Year                                                     -5.97%
         Life of Class                                                -7.83

      --------------------------------------------------------------------------

      (A) Inception of Navigator Class -- May 5, 1998.

Industry Diversification
Legg Mason Global Trust, Inc.
June 30, 1999  (Unaudited)


International Equity Trust

                               % of Net
                                Assets        Value
----------------------------------------------------
                                              (000)
Aerospace                         0.8%     $  2,097
Agriculture/Food                  1.0         2,466
Air Transport                     1.5         3,817
Aluminum                          0.2           407
Apparel/Textiles                  0.5         1,341
Banks                            12.5        31,660
Business Machines                 0.9         2,194
Chemicals                         3.6         9,168
Construction                      4.4        11,092
Consumer Durables                N.M.           106
Containers                        1.2         3,059
Cosmetics                         0.6         1,573
Drugs/Medicine                    3.7         9,308
Electric Utilities                1.6         4,147
Electronics                       8.9        22,699
Entertainment and Leisure         0.8         2,014
Finance                          10.7        27,135
Food, Beverage and Tobacco        2.5         6,271
Forest Products                   0.4         1,043
Gas Utilities                     1.8         4,651
Insurance                         5.2        13,106
Iron and Steel                    0.4           955
Miscellaneous                     0.6         1,499
Motor Vehicles                    4.8        12,282
Non-Ferrous Metals                2.3         5,655
Oil Distribution                  5.7        14,521
Paper                             1.2         3,033
Photo/Optical                     0.3           783
Producer Goods                    1.6         4,083
Publishing                        1.3         3,220
Railroads/Transit                 1.6         4,131
Real Estate                       1.2         3,139
Retail (Non-Food)                 1.1         2,812
Services                          2.2         5,643
Telecommunications                7.6        19,228
Tire and Rubber                   1.3         3,187
Trucking/Freight                  0.7         1,878
Short-term Investments            0.7         1,794
                                -----      --------
Total Investment Portfolio       97.4       247,197
Other Assets Less Liabilities     2.6         6,547
                                -----      --------
NET ASSETS                      100.0%     $253,744
                                =====      ========

N.M. -- Not meaningful.

      Statement of Net Assets
      Legg Mason Global Trust, Inc.
      June 30, 1999 (Unaudited)
      (Amounts in Thousands)

      International Equity Trust

                                                                                              Shares/Par       Value
      -------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND EQUITY INTERESTS -- 96.7%

      Australia -- 3.5%
      Amcor Ltd.                                                                                 193          $  1,071
      Australia & New Zealand Banking Group Limited                                              137             1,009
      Comalco Limited                                                                             94               407
      Commonwealth Bank of Australia                                                              41               646
      GIO Australia Holdings Limited                                                             218               531
      John Fairfax Holdings Limited                                                              162               481
      National Australia Bank Limited                                                            124             2,053
      Newcrest Mining Limited                                                                    190               426(A)
      Pacific Dunlop Limited                                                                     487               702
      Qantas Airways Limited                                                                     499             1,645
                                                                                                              --------
                                                                                                                 8,971
                                                                                                              --------
      Austria -- 2.1%
      Bank Austria AG                                                                             47             2,492
      OMV AG                                                                                      24             2,148
      Va Technologie Ag                                                                            7               616
                                                                                                              --------
                                                                                                                 5,256
                                                                                                              --------
      Belgium -- 1.8%
      Compagnie Benelux Paribas SA                                                                35             2,339
      Dexia Belgium                                                                                9             1,280
      Fortis AG                                                                                   30               933
                                                                                                              --------
                                                                                                                 4,552
                                                                                                              --------
      Brazil -- 0.5%
      Tele Norte Leste Participacoes S.A. ADR                                                     73             1,296
                                                                                                              --------

      Finland -- 0.8%
      Kesko Oyj                                                                                   40               531
      Metsa-Serla Oyj                                                                            177             1,507
                                                                                                              --------
                                                                                                                 2,038
                                                                                                              --------
      France -- 10.4%
      AGF (Assurances Generales de France)                                                        26             1,242
      Axa                                                                                         12             1,476
      Banque Nationale de Paris (BNP)                                                             19             1,608
      Bollore Technologies SA                                                                      7             1,206
      Bouygues Offshore S.A.                                                                      18               553
      Ciments Francais                                                                            31             1,959
      Elf Aquitaine SA                                                                            18             2,611

                                                                                              Shares/Par       Value
      -------------------------------------------------------------------------------------------------------------------
      France -- Continued
      Eridania Beghin-Say SA                                                                       1            $  172
      France Telecom S.A.                                                                         32             2,386
      Groupe GTM                                                                                  13             1,351
      Lafarge SA                                                                                  21             1,958
      PSA Peugeot Citroen                                                                         12             1,908
      Sanofi-Synthelabo SA                                                                        21               895(A)
      SEITA                                                                                       40             2,280
      Societe Generale                                                                             6             1,039
      Suez Lyonnaise des Eaux                                                                      4               649
      Suez Lyonnaise des Eaux                                                                     12             2,188
      Suez Lyonnaise des Eaux - Strip                                                             13              N.M.(A)
      Vivendi                                                                                     11               883
                                                                                                              --------
                                                                                                                26,364
                                                                                                              --------

      Germany -- 7.2%
      Allianz AG                                                                                   2               596
      BASF AG                                                                                     28             1,235
      Bayer AG                                                                                    58             2,420
      Continental AG                                                                              82             1,946
      DaimlerChrysler AG                                                                          62             5,351
      Deutsche Lufthansa AG                                                                       14               248
      Deutsche Pfrandbrief-und Hypothekenbank AG                                                  23             2,105
      Deutsche Telekom AG                                                                         26             1,093
      HypoVereinsbank                                                                              3               214
      Preussag Ag                                                                                 59             3,161
                                                                                                              --------
                                                                                                                18,369
                                                                                                              --------

      Greece -- 0.3%
      Ergo Bank S.A.                                                                               7               711
                                                                                                              --------

      Hong Kong -- 1.8%
      CLP Holdings Limited                                                                       423             2,055
      Innovative International Holdings - Warrants                                                70              N.M.(A)
      Peregrine Investment Holdings Limited                                                      256              N.M.(B)
      Sun Hung Kai Properties Ltd.                                                               276             2,517
                                                                                                              --------
                                                                                                                 4,572
                                                                                                              --------

      India -- 0.2%
      ITC Limited GDR                                                                             16               448(C)
                                                                                                              --------

      Indonesia -- 0.4%
      PT Indah Kiat Pulp & Paper Corporation Tbk                                               2,245             1,037
                                                                                                              --------

      Legg Mason Global Trust, Inc.

      International Equity Trust -- Continued

                                                                                              Shares/Par       Value
      -------------------------------------------------------------------------------------------------------------------
      Ireland -- 1.7%
      Allied Irish Banks plc                                                                     132           $ 1,735
      Elan Corporation plc                                                                        48             1,384(A)
      Jefferson Smurfit Group Plc                                                                289               678
      Kerry Group Plc                                                                             41               487
                                                                                                              --------
                                                                                                                 4,284
                                                                                                              --------
      Italy -- 5.8%
      Assicurazioni Generali                                                                      30             1,039
      Banca Agricola Mantovana                                                                     7                83(A)
      Banca Commerciale Italiana                                                                 199             1,454
      Banca Popolare di Bergamo Credito Varesino SpA                                              83             1,827
      Banca Popolare di Brescia                                                                   47             2,009
      ENI SpA                                                                                    353             2,108
      Italmobiliare                                                                               25               670
      Mondadori (Arnoldo) Editore SpA                                                             61             1,048
      Rolo Banca 1473                                                                             38               861(A)
      San Paolo IMI SpA                                                                           54               741
      Sirti S.p.A.                                                                                55               265
      Telecom Italia Mobile (TIM) SpA                                                            246             1,469
      Unicredito Italiano SpA                                                                    250             1,097
                                                                                                              --------
                                                                                                                14,671
                                                                                                              --------
      Japan -- 20.2%
      Asahi Chemical Industry Co., Ltd.                                                          228             1,265
      Asahi Glass Company, Limited                                                               147               954
      Chubu Electric Power Co., Inc.                                                              84             1,399
      Chugai Pharmaceutical Co., Ltd.                                                             97             1,046
      Citizen Watch Co.                                                                          242             2,100
      Dai Nippon Printing Co., Ltd.                                                               84             1,344
      Denki Kagaku Kogyo Kabushiki Kaisha                                                        533             1,167
      Denso Corporation                                                                           74             1,505
      East Japan Railway Company                                                                   1             3,063
      Ebara Corporation                                                                          117             1,392
      Eisai Company, Ltd.                                                                         60             1,186
      Fujikura Ltd.                                                                              200               956
      Fujitsu Limited                                                                             90             1,812
      Furukawa Electric Co.                                                                      449             2,060
      Honda Motor Co., Ltd.                                                                       27             1,145
      Jaccs Co., Ltd.                                                                             99               453
      Kao Corporation                                                                             56             1,574
      Kawasaki Kisen Kaisha Ltd.                                                                 683             1,474

                                                                                              Shares/Par       Value
      -------------------------------------------------------------------------------------------------------------------
      Japan -- Continued
      Kishu Paper Co., Ltd.                                                                       10          $     21
      Kubota Corporation                                                                         305               913
      Maruzen Showa Unyu Co., Ltd.                                                                 6                12
      Matsushita Electric Industrial Company, Ltd.                                               237             4,604
      Minolta Co., Ltd.                                                                           75               384
      Mitsubishi Rayon Company, Ltd.                                                             215               613
      Mitsui O.S.K. Lines                                                                        189               406
      Nippon Sheet Glass Company Ltd.                                                            395             1,407
      Nippon Telegraph & Telephone Corporation (NTT)                                            N.M.               489
      Olympus Optical Co., Ltd.                                                                   53               784
      Rohm Company Ltd.                                                                           18             2,820
      Sharp Corporation                                                                          168             1,986
      Shin-Etsu Chemical Co., Ltd.                                                                71             2,377
      Sumitomo Realty & Development Co., Ltd.                                                    166               623
      Sumitomo Rubber Industries, Ltd.                                                            76               538
      Takeda Chemical Industries                                                                  26             1,206
      The Bank of Iwate, Ltd.                                                                   N.M.                 1
      The Bank of Tokyo-Mitsubishi, Ltd.                                                         107             1,524
      The Sailor Pen Co., Ltd.                                                                   134               975
      Tokyo Electric Power                                                                        65             1,377
      Toyota Motor Corporation                                                                    75             2,374
                                                                                                              --------
                                                                                                                51,329
                                                                                                              --------
      Mexico -- 1.0%
      Telefonos de Mexico SA                                                                     602             2,426
                                                                                                              --------

      Netherlands -- 4.8%
      ABN AMRO Holding NV                                                                         29               632
      AEGON N.V.                                                                                  20             1,465
      ING Groep N.V.                                                                              34             1,832
      Koninklijke (Royal) Philips Electronics N.V.                                                24             2,349
      Koninklijke Ahold NV                                                                        17               575
      Koninklijke Van Ommeren N.V.                                                                30               891
      NBM-Amstelland N.V.                                                                         44               796
      Roto Smeets de Boer N.V.                                                                     4               126
      Royal Dutch Petroleum Company                                                               58             3,402
                                                                                                              --------
                                                                                                                12,068
                                                                                                              --------
      New Zealand -- 0.7%
      Telecom Corporation of New Zealand Limited                                                 429             1,838
                                                                                                              --------

      Norway -- N.M.
      Ekornes ASA                                                                                 14               106
                                                                                                              --------

      Legg Mason Global Trust, Inc.



      International Equity Trust -- Continued

                                                                                              Shares/Par       Value
      -------------------------------------------------------------------------------------------------------------------
      Portugal -- 1.2%
      BPI-SGPS, SA                                                                                54          $  1,133
      Cimpor-Cimentos de Portugal, SGPS, SA                                                       76             1,965
                                                                                                              --------
                                                                                                                 3,098
                                                                                                              --------
      Singapore -- 2.0%
      Oversea-Chinese Banking Corporation Ltd.                                                    88               734
      Singapore Airlines Ltd.                                                                    202             1,923
      TIBS Holdings Limited                                                                      589             1,059
      United Overseas Bank Ltd.                                                                  184             1,287
                                                                                                              --------
                                                                                                                 5,003
                                                                                                              --------
      South Korea -- 0.7%
      Korea Electric Power Corporation                                                            15               608
      Samsung Electronics                                                                          9             1,030
                                                                                                              --------
                                                                                                                 1,638
                                                                                                              --------
      Spain -- 3.6%
      Argentaria, Caja Postal y Banco Hipotecario de Espana, SA                                   22               507
      Banco Bilbao Vizcaya S.A.                                                                   43               617
      Banco Santander Central Hispano, SA                                                        286             2,973
      Endesa S.A.                                                                                 37               797
      Iberdrola S.A.                                                                              74             1,124
      Tabacalera S.A.                                                                             89             1,788
      Telefonica S.A.                                                                             27             1,318
                                                                                                              --------
                                                                                                                 9,124
                                                                                                              --------
      Sweden -- 1.7%
      Electrolux AB                                                                               93             1,940
      Hennes & Mauritz AB (H&M)                                                                   54             1,343
      Mo och Domsjo AB                                                                            20               455
      Svanska Handelsbanken AB                                                                    56               668
                                                                                                              --------
                                                                                                                 4,406
                                                                                                              --------
      Switzerland -- 6.6%
      Credit Suisse Group                                                                         24             4,074
      Georg Fischer AG                                                                          N.M.               130
      Holderbank Financiere Glarus AG                                                              1             1,764
      Nestle SA                                                                                    1             1,810
      Novartis                                                                                  N.M.               263(A)
      Rieter Holdings Ltd.                                                                         1               676
      Schweizerische Ruckvericherungs-Gesellschaft                                                 1             1,189
      Swisscom AG                                                                                  1               536(A)
      UBS AG                                                                                      16             4,804

                                                                                              Shares/Par       Value
      -------------------------------------------------------------------------------------------------------------------
      Switzerland -- Continued
      Verwaltungs-und Privat-Bank AG                                                            N.M.          $    151
      Zurich Allied AG                                                                             3             1,421(A)
                                                                                                              --------
                                                                                                                16,818
                                                                                                              --------
      Turkey -- 0.8%
      Akbank T.A.S.                                                                           44,356               652
      Aksigorta A.S.                                                                          20,193               562
      Yapi ve Kredi Bankasi A.S.                                                              61,449               888
                                                                                                              --------
                                                                                                                 2,102
                                                                                                              --------

      United Kingdom -- 16.9%
      Abbey National plc                                                                          36               670
      Amvescap Plc                                                                               108               962
      AstraZeneca Group plc                                                                       63             2,417
      Barclays PLC                                                                                81             2,359
      Barratt Developments plc                                                                    38               211
      BG plc                                                                                     337             2,054
      BP Amoco Plc                                                                                91             1,637
      British Energy PLC                                                                         113               966
      British Telecommunications plc                                                             233             3,897
      British Vita plc                                                                            25                95
      Centrica plc                                                                               847             1,989(A)
      CGU PLC                                                                                    121             1,744
      Diageo plc                                                                                  75               790
      George Wimpey plc                                                                          455             1,084
      Hilton Group plc                                                                           508             2,031
      Lex Service plc                                                                            190             1,744
      Lloyds TSB Group plc                                                                       216             2,937
      Misys plc                                                                                   80               680
      National Westminster Bank PLC                                                               90             1,897
      PowerGen plc                                                                               184             1,979
      Reuters Group PLC                                                                           17               222
      Royal Bank of Scotland Group plc                                                            95             1,951
      Scottish & Newcastle plc                                                                   103             1,073
      Scottish and Southern Energy plc                                                            20               203
      SmithKline Beecham Plc                                                                      70               914
      Tesco plc                                                                                  636             1,650
      Thames Water plc                                                                            41               655
      Vodafone Group plc                                                                         110             2,156
      WPP Group plc                                                                              226             1,911
                                                                                                              --------
                                                                                                                42,878
                                                                                                              --------
      Total Common Stocks and Equity Interests (Identified Cost -- $234,222)                                   245,403
      -------------------------------------------------------------------------------------------------------------------

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                                                           Shares/Par          Value
     -------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 0.7%
      Goldman, Sachs & Company
        5%, dated 6/30/99, to be repurchased at
        $1,794 on 7/1/99 (Collateral: $1,984 Fannie
        Mae mortgage-backed securities, 6%, due 2/1/29,
        value $1,862) (Identified Cost-- $1,794)                                            $  1,794          $  1,794
      -------------------------------------------------------------------------------------------------------------------
      Total Investments-- 97.4% (Identified Cost-- $236,016)                                                   247,197
      Other assets less liabilities-- 2.6%                                                                       6,547
                                                                                                              --------
      NET ASSETS CONSISTING OF:
      Accumulated paid-in capital applicable to:
         19,908 Primary Class shares outstanding                                            $233,251
              4 Navigator Class shares outstanding                                                50
      Overdistributions of net investment income                                              (4,582)
      Accumulated net realized gain on investments
        and currency transactions                                                             13,820
      Unrealized appreciation of investments
        and currency transactions                                                             11,205
                                                                                            --------
      NET ASSETS -- 100.0%                                                                                    $253,744
                                                                                                              ========
      NET ASSET VALUE PER SHARE:
         PRIMARY CLASS                                                                                          $12.74
                                                                                                                ======
         NAVIGATOR CLASS                                                                                        $12.72
                                                                                                                ======
      -------------------------------------------------------------------------------------------------------------------

      (A) Non-income producing.
      (B) In bankruptcy proceedings and non-income producing.
      (C) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 0.2% of net assets.
      ADR - American Depository Receipt.
      GDR - Global Depository Receipt.
      N.M. - Not meaningful.

      See notes to financial statements.

Statements of Operations
Legg Mason Global Trust, Inc.
(Amounts in Thousands) (Unaudited)

                                                                                Six Months Ended 6/30/99
                                                                                ------------------------
                                                                                      International
                                                                                         Equity
                                                                                          Trust
      --------------------------------------------------------------------------------------------------
Investment Income:
      Interest                                                                          $    175
      Dividends                                                                            3,996
          Less: Foreign tax withheld                                                        (483)
                                                                                        --------
          Total income                                                                     3,688
                                                                                        --------

Expenses:
      Management fee                                                                         948
      Distribution and service fees                                                        1,263
      Transfer agent and shareholder servicing expense                                       146
      Audit and legal fees                                                                    33
      Custodian fee                                                                          272
      Directors' fees                                                                          5
      Organization expense                                                                     7
      Registration fees                                                                       11
      Reports to shareholders                                                                 17
      Other expenses                                                                           5
                                                                                        --------
          Total expenses                                                                   2,707
                                                                                        --------
      NET INVESTMENT INCOME                                                                  981
                                                                                        --------

Net Realized and Unrealized Gain (Loss) on Investments:
      Realized gain (loss) on:
          Investments, options and futures                                                28,728
          Foreign currency transactions                                                      (28)
                                                                                        --------
                                                                                          28,700
                                                                                        --------

      Change in unrealized appreciation (depreciation) of:
          Investments, options and futures                                               (26,693)
          Assets and liabilities denominated in foreign currencies                            57
                                                                                        --------
                                                                                         (26,636)
      -----------------------------------------------------------------------------------------------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                               2,064
      -----------------------------------------------------------------------------------------------
      CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                    $  3,045
      -----------------------------------------------------------------------------------------------

      See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                                                    International
                                                                                       Equity
                                                                                        Trust
                                                                               ----------------------
                                                                               Six Months     Year
                                                                                  Ended       Ended
                                                                                 6/30/99    12/31/98
      -----------------------------------------------------------------------------------------------
                                                                               (Unaudited)
Change in Net Assets:
      Net investment income (loss)                                             $    981     $    144
      Net realized gain (loss) on
        investments, options, futures
        and foreign currency transactions                                        28,700       (9,181)
      Change in unrealized appreciation
        (depreciation) of investments and
        assets and liabilities denominated
        in foreign currencies                                                   (26,636)      25,859
      -----------------------------------------------------------------------------------------------
      Change in net assets resulting
        from operations                                                           3,045       16,822
      Distributions to shareholders:
        From net investment income:
          Primary Class                                                            (992)      (2,768)
          Navigator Class                                                            (1)          (1)
        From net realized gain on investments:
          Primary Class                                                              --           --
          Navigator Class                                                            --           --
      Change in net assets from Fund share transactions:
          Primary Class                                                          (6,874)      16,808
          Navigator Class                                                            --           50
      -----------------------------------------------------------------------------------------------
      Change in net assets                                                       (4,822)      30,911

Net Assets:
      Beginning of period                                                       258,566      227,655
      -----------------------------------------------------------------------------------------------
      End of period                                                            $253,744     $258,566
      Under/(over) distributed
        net investment income                                                  $ (4,582)    $ (4,570)
      -----------------------------------------------------------------------------------------------

      See notes to financial statements.

      Financial Highlights
      Legg Mason Global Trust, Inc.


          Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                    Investment Operations                           Distributions
                                          ------------------------------------------   ----------------------------------------
                                                       Net Realized and
                                                       Unrealized Gain
                                                       (Loss) on Invest-                               From
                              Net Asset       Net       ments, Options,      Total        From          Net
                               Value,     Investment      Futures and        From          Net       Realized
                              Beginning    Income      Foreign Currency   Investment   Investment     Gain on         Total
                              of Period    (Loss)        Transactions     Operations     Income     Investments   Distributions
      -------------------------------------------------------------------------------------------------------------------------
International Equity Trust
        Six Months Ended
        June 30, 1999*         $12.64      $ .12            $  .10          $  .22      $ (.14)        $  --        $ (.14)
        Period Ended Dec. 31,
        1998(A)                 14.21        .10             (1.44)          (1.34)       (.23)           --          (.23)
      -------------------------------------------------------------------------------------------------------------------------

                                                                  Ratios/Supplemental Data
                                             ----------------------------------------------------------------


                                                                         Net
                                 Net Asset                           Investment                  Net Assets,
                                   Value,              Expenses    Income (Loss)   Portfolio      End of
                                   End of    Total    to Average     to Average    Turnover       Period
                                   Period    Return   Net Assets     Net Assets      Rate      (in thousands)
      -------------------------------------------------------------------------------------------------------
International Equity Trust
        Six Months Ended
        June 30, 1999*            $12.72    1.76%(B)   1.04%(C)      1.90%(C)       138%(C)         $45
        Period Ended Dec. 31,
        1998(A)                    12.64   (9.42)%(B)  1.04%(C)      1.17%(C)        72%(C)          45
      -------------------------------------------------------------------------------------------------------

      (A) For the period May 5, 1998 (commencement of sale of Navigator Shares) to December 31, 1998.
      (B) Not annualized.
      (C) Annualized.
       *  Unaudited.

      See notes to financial statements.

      Notes to Financial Statements
      Legg Mason Global Trust, Inc.
      (Amounts in Thousands) (Unaudited)

      --------------------------------------------------------------------------
1. Significant Accounting Policies:

           The Legg Mason Global Trust, Inc. ("Corporation"), consisting of the Global Government Trust, the International Equity Trust ("Fund"), and the Emerging Markets Trust, is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. International Equity and Emerging Markets are diversified; Global Government is non-diversified.
           Each series of the Corporation consists of two classes of shares:
      Primary Class, offered since April 15, 1993, for Global Government; since February 17, 1995, for International Equity; and since May 28, 1996, for Emerging Markets; and Navigator Class, offered to certain institutional investors since May 5, 1998, for International Equity. The Navigator Class of Global Government and Emerging Markets has not commenced operations. Information about the Primary Class, offered only to retail investors, is contained in a separate report to its shareholders. The income and expenses of International Equity are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      Security Valuation
           The Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

      Foreign Currency Translation
           The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
            (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and
           (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions.
           The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

      Investment Income and Distributions to Shareholders
           Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually for the Fund. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. At June 30, 1999, there were no dividends or capital gains distributions payable for the Fund. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

      --------------------------------------------------------------------------
      Security Transactions
           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At June 30, 1999, receivables for securities sold and payables for securities purchased for the Fund were as follows:

                                     Receivable for          Payable for
                                     Securities Sold    Securities Purchased
      --------------------------------------------------------------------------
      International Equity               $8,354                $3,154

      Deferred Organizational Expense
           Deferred organizational expenses of $71 for the Fund are being amortized on a straight-line basis over 5 years beginning on the date the Fund began operations. Legg Mason Fund Adviser, Inc. ("LMFA") has agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that were initially purchased by LMFA and remain outstanding at the time of redemption.

      Federal Income Taxes
           No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

      Use of Estimates
      Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

           For the six months ended June 30, 1999, investment transactions (excluding short-term investments) were as follows:

                                         Purchases          Proceeds From Sales
      --------------------------------------------------------------------------
      International Equity               $166,840                $177,283

           At June 30, 1999, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for the Fund were as follows:

                                                                                            Net
                                                                                        Appreciation/
                                        Cost         Appreciation     Depreciation      (Depreciation)
      ------------------------------------------------------------------------------------------------
      International Equity            $236,016         $24,317         $(13,136)           $11,181

           Unused capital loss carryforwards for federal income tax purposes at June 30, 1999, were $14,099, which expire in December 2006.

      Legg Mason Global Trust, Inc.


      --------------------------------------------------------------------------
3. Repurchase Agreements:

           All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Fund's investment advisers, acting under the supervision of the Board of Directors, review the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

4. Options and Futures:

           As part of its investment program, the Fund may utilize options and futures to a limited extent. Options may be written (sold) or purchased by the Fund. When the Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.
           When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

      PURCHASED OPTION:                    IMPACT ON THE FUND:
      The option expires                   Realize a loss in the amount of the cost of the option.
      ---------------------------------------------------------------------------------------------------------------------------
      The option is closed through a       Realize a gain or loss depending on whether the proceeds from the closing sale
      closing sale transaction             transaction are greater or less than the cost of the option.
      ---------------------------------------------------------------------------------------------------------------------------
      The Fund exercises a call option     The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
      ---------------------------------------------------------------------------------------------------------------------------
      The Fund exercises a put option      Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.
      ---------------------------------------------------------------------------------------------------------------------------

      WRITTEN OPTION:                      IMPACT ON THE FUND:
      The option expires                   Realize a gain equal to the amount of the premium received.
      ---------------------------------------------------------------------------------------------------------------------------
      The option is closed through a       Realize a gain or loss without regard to any unrealized gain or loss on the
      closing purchase transaction         underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
      ---------------------------------------------------------------------------------------------------------------------------
      A written call option is exercised   Realize a gain or loss from the sale of the underlying security. The proceeds of that
      by the option purchaser              sale will be increased by the premium originally received when the option was written.
      ---------------------------------------------------------------------------------------------------------------------------
      A written put option is exercised    The amount of the premium originally received will reduce the cost of the security
      by the option purchaser              that the Fund purchased when the option was exercised.
      ---------------------------------------------------------------------------------------------------------------------------

           There were no options written during the six months ended June 30, 1999.
           Upon entering into a futures contract, the Fund is required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the "initial

      --------------------------------------------------------------------------
      margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.
           The risk associated with purchasing options is limited to the premium originally paid. Options written by the Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Net Assets. The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.
           The Fund enters into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
           There were no open futures contracts at June 30, 1999.

5. Financial Instruments:

      Emerging Market Securities
           The Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

      Forward Currency Exchange Contracts
           As part of its investment program, the Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's Prospectus and Statement of Additional Information.
           Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
           The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Fund if the counterparties do not complete the transaction.

      Legg Mason Global Trust, Inc.


      --------------------------------------------------------------------------
           At June 30, 1999, open forward currency exchange contracts were as follows:

                                            Contract to
      Settlement        ---------------------------------------------------        Unrealized
         Date                  Receive                       Deliver               Gain/(Loss)
      -----------------------------------------------------------------------------------------
      7/26/99           USD           5,057           EUR            4,766          $  134
      7/26/99           USD           2,488           EUR            2,411              (3)
      7/27/99           USD           2,532           EUR            2,380              74
      7/27/99           EUR           2,380           USD            2,576            (117)
      7/27/99           USD           2,601           JPY          311,208              18
      7/28/99           USD           1,781           JPY          218,716             (34)
      7/28/99           USD             742           JPY           91,124             (14)
                                                                                    ------
                                                                                    $   58
                                                                                    ======

      Euro Conversion
           On January 1, 1999, the Euro became the official currency of the countries in the European Economic and Monetary Union (EEMU). EEMU member countries include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Government bonds issued by member countries were redenominated into Euro on January 1, 1999. Corporations based in member countries have until 2002 to redenominate their existing bonds. New issuances of corporate and government bonds from member countries will be denominated in Euro. The redenomination into Euro has not had and is not expected to have a material impact on the Fund's operations.

6. Transactions With Affiliates:
           The Fund has a management agreement with LMFA. Pursuant to this agreement, LMFA provides the Fund with management and administrative services for which the Fund pays a fee, computed daily and payable monthly at annual rates of the Fund's average daily net assets. LMFA has agreed to waive its fees in any month (exclusive of taxes, interest, brokerage and extraordinary expenses) as shown in the following chart:

                                                                                   Six Months Ended
                                                                                     June 30, 1999      At June 30, 1999
                                                                                   --------------------------------------
                                                                                      Management           Management
                                      Management     Expense     Expense Limitation      Fees                 Fees
      Fund                                Fee      Limitation      Expiration Date      Waived               Payable
      -------------------------------------------------------------------------------------------------------------------
      International Equity
       --Primary                         0.75%       2.25%             Indefinite        $--                 $ 157
       --Navigator                       0.75%       1.25%             Indefinite        $--                   N.M.

      -------------
      N.M. -- Not meaningful.

           Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to the Fund. Batterymarch is responsible for the actual investment activity of the Fund. LMFA pays Batterymarch a fee for its services at an annual rate equal to 66 2/3% of the fee received by LMFA.

      --------------------------------------------------------------------------
           Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and an annual service fee based on the Fund's Primary Class's average daily net assets, calculated daily and payable monthly as follows:

                                                               At June 30, 1999
                                                           ------------------------
                                Distribution    Service    Distribution and Service
                                     Fee          Fee            Fees Payable
      -----------------------------------------------------------------------------
      International Equity          .75%         .25%               $209

           Legg Mason also has an agreement with the Fund's transfer agent to assist with some of its duties. For this assistance, the transfer agent paid Legg Mason $39 for the six months ended June 30, 1999.
           LMFA, Batterymarch, the Adviser, WAGM and Legg Mason are corporate affiliates and are wholly owned subsidiaries of Legg Mason, Inc.

7. Line of Credit:

           The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the six months ended June 30, 1999, the Fund had no borrowings under the line of credit.

8. Fund Share Transactions:

           At June 30, 1999, there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Corporation. Share transactions were as follows:

                                                                 Reinvestment
                                                 Sold          of Distributions       Repurchased            Net Change
                                          ------------------   ----------------   ------------------      ------------------
                                          Shares     Amount    Shares   Amount    Shares     Amount       Shares     Amount
      ----------------------------------------------------------------------------------------------------------------------
      International Equity
      --Primary Class
        Six Months Ended June 30, 1999    2,032      $25,837       77   $  972   (2,655)   $(33,683)        (546)   $(6,874)
        Year Ended Dec. 31, 1998          5,900       77,550      221    2,717   (4,995)    (63,459)       1,126     16,808
      --Navigator Class
        Six Months Ended June 30, 1999       --           --       --       --       --          --           --         --
        May 5, 1998(A) to Dec. 31, 1998       4           50       --       --       --          --            4         50

      -------------
      (A) Commencement of sale of Navigator Class shares.

          Investment Advisers
                Batterymarch Financial Management, Inc.
                Boston, MA

          Investment Manager
                Legg Mason Fund Adviser, Inc.
                Baltimore, MD

          Board of Directors
                John F. Curley, Jr., Chairman
                Edward A. Taber, III, President
                Richard G. Gilmore
                Arnold L. Lehman
                Dr. Jill E. McGovern
                T. A. Rodgers

          Transfer and Shareholder Servicing Agent
                Boston Financial Data Services
                Boston, MA

          Custodian
                State Street Bank & Trust Company
                Boston, MA

          Counsel
                Kirkpatrick & Lockhart LLP
                Washington, D.C.

          Independent Accountants
                PricewaterhouseCoopers LLP
                Baltimore, MD




                This report is not to be distributed unless preceded or accompanied by a prospectus.


                         Legg Mason Wood Walker, Incorporated
                        ---------------------------------------
                                   100 Light Street
                        P.O. Box 1476, Baltimore, MD 21203-1476
                                   410 o 539 o 0000

          LMF-042